Exhibit 10.4

FORM OF REGISTRATION RIGHTS AGREEMENT

by and between

MP MATERIALS CORP.

and

THE UNITED STATES DEPARTMENT OF DEFENSE

Dated as of July 11, 2025

i

ii

REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of July 11, 2025 by and between MP Materials Corp., a Delaware corporation (the “Corporation”), and the United States Department of Defense (the “Initial Investor,” and together with its successors and any Person that becomes a party hereto pursuant to, and in accordance with, Section 4.1, the “Investors” and each, an “Investor,” and together with the Corporation, the “Parties,” and each, a “Party”). Capitalized terms that are used but not defined elsewhere herein are defined in Exhibit A.

WHEREAS, the Corporation and the Initial Investor are party to (i) a Subscription Agreement, dated as of the date hereof, between the Corporation and the Initial Investor (the “Subscription Agreement”), pursuant to which, on the date hereof, the Corporation issued and sold to the Initial Investor, and the Initial Investor purchased from the Corporation, an aggregate of 400,000 shares of Series A Convertible Perpetual Preferred Stock of the Corporation, par value $0.0001 per share (the “Preferred Stock”), which are convertible into shares of Common Stock, and (ii) a Transaction Agreement, dated as of the date hereof, between the Corporation and the Initial Investor (as amended from time to time, the “Transaction Agreement”), pursuant to which the Corporation issued to the Initial Investor a Warrant (the “Warrant”), which is exercisable to acquire shares of Common Stock; and

WHEREAS, as a condition to the obligations of the Corporation and the Initial Investor under the Transaction Agreement, the Corporation and the Initial Investor are entering into this Agreement for the purpose of granting certain registration and other rights to the Initial Investor.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

ARTICLE I

Resale Shelf Registration

Section 1.1 Resale Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, the Corporation shall prepare and file on or prior to the later of (i) the Funding Allocation Deadline (as defined in the Transaction Agreement) and (ii) the termination of any Lock-Up Periods (as defined herein) associated with Incremental Financings (as defined in the Transaction Agreement) (the “Initial Filing Deadline”), a registration statement on Form S-3 registering the resale from time to time by the Investors, on a delayed or continuous basis pursuant to Rule 415 of the Securities Act, of all of the Registrable Securities on Form S-3 (which registration statement may be in the form of a prospectus supplement to an existing registration statement) (except if the Corporation is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on another appropriate form, including a resale registration statement on Form S-1, and shall provide for the registration of such Registrable Securities for resale by the Investors in accordance with any reasonable method of distribution elected by the Investors (the “Resale

Shelf Registration Statement”), which method is permissible under the Securities Act pursuant to such applicable registration form, and, unless the Corporation has elected to file the Resale Registration Statement in the form of a prospectus supplement to an existing registration statement, shall use its reasonable best efforts to cause such Resale Shelf Registration Statement to be declared effective by the SEC as promptly as is reasonably practicable after the filing thereof which effectiveness date shall be no later than the earlier of (i) 45 calendar days after the Initial Filing Deadline and (b) the tenth (10th) Business Day after the date the Corporation is notified (orally or in writing, whichever is earlier) by the SEC that the Resale Shelf Registration Statement will not be “reviewed” or will not be subject to further review (it being agreed that, unless the Corporation has elected to file the Resale Registration Statement in the form of a prospectus supplement to an existing registration statement, the Resale Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation). The Shelf Registration Statement may, at the Corporation’s sole discretion, also cover any other securities of the Corporation that may be sold by the Corporation or any other securityholders so long as inclusion of such other securities of the Corporation does not limit the number of Registrable Securities registered for resale pursuant to such Shelf Registration Statement.

Section 1.2 Effectiveness Period. Once declared effective, the Corporation shall, subject to the other applicable provisions of this Agreement, use its reasonable best efforts to cause the Resale Shelf Registration Statement to be continuously effective and usable until such time as there are no longer any Registrable Securities (the “Effectiveness Period”).

Section 1.3 Subsequent Shelf Registration Statement. Subject to the other applicable provisions of this Agreement, if any Shelf Registration Statement ceases to be effective under the Securities Act for any reason at any time during the Effectiveness Period (and, at such time, there is not another effective Subsequent Shelf Registration Statement), the Corporation shall use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf Registration Statement to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Shelf Registration Statement), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf Registration Statement in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf Registration Statement or file an additional registration statement, which may be in the form of a prospectus supplement to an existing registration statement (a “Subsequent Shelf Registration Statement”) registering the resale from time to time by the Investors of its Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration Statement is filed, unless the Corporation has elected to file the Resale Registration Statement in the form of a prospectus supplement to an existing registration statement, the Corporation shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration Statement to be declared effective under the Securities Act as promptly as reasonably practicable after the filing thereof (it being agreed that, unless the Corporation has elected to file the Resale Registration Statement in the form of a prospectus supplement to an existing registration statement, the Subsequent Shelf Registration Statement shall be an automatic shelf registration statement that shall become effective upon filing with the SEC pursuant to Rule 462(e) if Rule 462(e) is available to the Corporation) and (b) keep such Subsequent Shelf Registration Statement continuously effective and usable until the end of the Effectiveness Period. Any such Subsequent Shelf Registration Statement shall be a registration statement on Form S-3 to the extent that the Corporation is eligible to use such form. Otherwise, such Subsequent Shelf Registration Statement shall be on another appropriate form, including Form S-1, and shall provide for the registration of such Registrable Securities for resale by the Investors in accordance with any reasonable method of distribution elected by the Investors, which method is permissible under the Securities Act pursuant to such applicable registration form. The Subsequent Shelf Registration Statement may, at the Corporation’s sole discretion, also cover any other securities of the Corporation that may be sold by the Corporation or any other securityholders so long as inclusion of such other securities of the Corporation does not limit the number of Registrable Securities registered for resale pursuant to such Shelf Registration Statement.

Section 1.4 Supplements and Amendments. The Corporation shall supplement and amend any Shelf Registration Statement if required by the Securities Act or the rules, regulations or instructions applicable to the registration form used by the Corporation for such Shelf Registration Statement.

Section 1.5 Subsequent Investor Notice. If a Person becomes an “Investor” in accordance with, and is entitled to the benefits of, this Agreement after a Shelf Registration Statement becomes effective under the Securities Act, the Corporation shall as promptly as is reasonably practicable following receipt of written notice by the Corporation of such Person becoming an Investor and requesting for its name to be included as a selling securityholder in the prospectus related to the Shelf Registration Statement with respect to its Registrable Securities (a “Subsequent Investor Notice”):

(a) if required and permitted by applicable law, file with the SEC a supplement to the related prospectus or a post-effective amendment to the Shelf Registration Statement so that such Investor is named as a selling securityholder in the Shelf Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver a prospectus to purchasers of the Registrable Securities in accordance with applicable law;

(b) if, pursuant to Section 1.5(a), the Corporation shall have filed a post-effective amendment to the Shelf Registration Statement that is not automatically effective, use its reasonable best efforts to cause such post-effective amendment to become effective under the Securities Act as promptly as is reasonably practicable; and

(c) notify such Investor as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 1.5(a).

Section 1.6 Underwritten Offering. Subject to any applicable securities laws and the other applicable provisions of this Agreement, Investors holding a majority of the Registrable Securities to be included in such offering, may, after the Resale Shelf Registration Statement becomes effective or a Demand Registration is requested, deliver a written notice to the Corporation (the “Underwritten Offering Notice”) specifying that the resale of some or all of the Registrable Securities subject to the Shelf Registration Statement or the Demand Registration, as the case may be, is intended to be conducted through an underwritten offering (an “Underwritten Offering”), including an underwritten offering known as a “block trade” or a

“bought deal” (an “Underwritten Block Trade”); provided, that any such Investors may not, without the Corporation’s prior written consent, (i) request an Underwritten Offering the reasonably anticipated gross proceeds of which shall be less than $50,000,000 (unless the participating Investors are proposing to sell all of their remaining Registrable Securities), or (ii) request more than two (2) Underwritten Offerings within any twelve (12) month period.

(a) In the event of an Underwritten Offering, Investors holding a majority of the Registrable Securities participating in an Underwritten Offering, upon consultation with the Corporation, shall select the managing underwriter(s) to administer the Underwritten Offering. The Corporation, the Investors or any other stockholders (subject to the Investors’ consent as set forth below) participating in an Underwritten Offering will enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such offering. All determinations as to whether to complete any Underwritten Offering and as to the timing, manner, price and other terms of any Underwritten Offering contemplated by this Section 1.6 shall be determined by the Initial Investor or Investors, as applicable, and the Corporation shall use its commercially reasonable best efforts to cause any Underwritten Offering to occur in accordance with such determinations as promptly as practicable, in each case, subject to any applicable securities laws and the other applicable provisions of this Agreement.

(b) If the managing underwriter or underwriters advise the Corporation and the Investors in writing that in its or their good faith opinion the number of Registrable Securities (and any other securities proposed or requested to be included in such offering by the Corporation or by other securityholders) exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Corporation will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, the Registrable Securities of the Investors that have requested such Underwritten Offering pursuant to this Section 1.6, allocated pro rata among such Investors on the basis of the percentage of the Registrable Securities then-owned by such Investors, and (ii) second, any other securities of the Corporation that the Corporation desires to include or, subject to the terms of any agreement with other securityholders that have registration rights, that have been requested to be so included by such other securityholders.

(c) If the Initial Investor desires to engage in an Underwritten Block Trade, then notwithstanding the time periods otherwise set forth in this Agreement, the Initial Investor may notify the Corporation of the Underwritten Block Trade not less than five (5) Business Days (unless a longer period is agreed to by the Initial Investor) prior to the day such offering is first anticipated to commence. Subject to any applicable securities laws and the other applicable provisions of this Agreement, the Corporation will as expeditiously as possible use its commercially reasonable best efforts to facilitate such Underwritten Block Trade (which may close as early as two (2) Business Days after the date it commences); provided further that, notwithstanding any other provision of this Agreement, no holder (other than the Initial Investor) will be permitted to participate in an Underwritten Block Trade without the written consent of the holders of a majority of the Registrable Securities.

Section 1.7 Take-Down Notice. Subject to the other applicable provisions of this Agreement, at any time that any Shelf Registration Statement is effective, if any Investor delivers a notice to the Corporation (a “Take-Down Notice”) stating that such Investor intends to effect the resale of all or part of its Registrable Securities included by it on any Shelf Registration Statement (a “Shelf Offering”) which may or may not be an Underwritten Offering (conducted in accordance with the terms and conditions of Section 1.6), and stating the number of Registrable Securities to be included in such Shelf Offering, then, if then required by the Securities Act to update the Shelf Registration Statement with required information about such Investor, the Corporation shall amend, subject to the other applicable provisions of this Agreement or supplement the Shelf Registration Statement (including by means of one or more prospectus supplements) as may be necessary in order to enable such Registrable Securities to be sold and distributed pursuant to the Shelf Offering. The number of Shelf Offerings that do not constitute an Underwritten Offering shall be unlimited, subject to applicable securities laws.

Section 1.8 Piggyback Registration.

(a) If the Corporation proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock or securities convertible into, or exchangeable or exercisable for, Common Stock, whether or not for sale for its own account (other than a registration statement (i) pursuant to Section 1.1 or 1.3 hereof, (ii) on Form S-4, Form S-8 or any successor forms thereto or any successor forms thereto, (iii) filed in connection with an employee stock option or other benefit plan, (iv) for a rights offering or an exchange offer or offering of securities solely to the Corporation’s existing stockholders, (v) for an offering of debt, preferred equity or other securities convertible, exchangeable or exercisable into equity securities of the Corporation, including depositary shares, (vi) for a dividend reinvestment plan, (vii) for an Underwritten Block Trade initiated by the Corporation for the benefit of another holder of the Corporation’s securities or (viii) for any Incremental Financing) and, at such time, there is not an already existing Shelf Registration Statement covering the Registrable Securities, then the Corporation shall give prompt written notice of such filing, which notice shall be given no later than ten (10) days prior to the filing date (the “Piggyback Notice”) to the Investors. The Piggyback Notice shall offer such Investors the opportunity to include (or cause to be included) in such registration statement the number of shares of Registrable Securities as each such Investor may request (each, a “Piggyback Registration Statement”). Subject to Section 1.8(b), the Corporation shall include in each Piggyback Registration Statement all Registrable Securities with respect to which the Corporation has received written requests for inclusion therein (each a “Piggyback Request”) promptly following delivery of the Piggyback Notice but in any event no later than six (6) days following the receipt of the Piggyback Notice (each, a “Piggyback Request”). The Corporation shall not be required to maintain the effectiveness of a Piggyback Registration Statement beyond the earlier of (x) 180 days after the effective date thereof and (y) consummation of the distribution by the Investors of the Registrable Securities, if any, included in such registration statement.

(b) If any of the securities to be offered or sold pursuant to the registration statement giving rise to the rights under Section 1.8(a) consist of shares of Common Stock that are to be sold in an underwritten offering, the Corporation shall use reasonable best efforts to cause the managing underwriter or underwriters of the proposed underwritten offering to permit Investors who have timely submitted a Piggyback Request following their receipt of a

Piggyback Notice in connection with such offering to include in such offering all Registrable Securities included in each Investor’s Piggyback Request on the same terms and subject to the same conditions as such Common Stock included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering advise the Corporation in writing that in its or their good faith opinion the number of securities exceeds the number of securities which can be sold in such offering in light of market conditions or is such so as to adversely affect the success of such offering, the Corporation will include in such offering only such number of securities that can be sold without adversely affecting the marketability of the offering, which securities will be so included in the following order of priority: (i) first, to the extent the Piggyback Registration Statement relates to the offer and sale of securities for the Corporation’s account, the securities proposed to be sold by the Corporation for its own account or to the extent the Piggyback Registration Statement relates to the offer and sale of securities of the Corporation for the account of a stockholder other than an Investor, the securities to be sold by such stockholder (or such other allocation between Corporation and stockholder securities as may be provided in the agreement with such stockholder); (ii) second, the Registrable Securities of the Investors that have requested to participate in such underwritten offering, allocated pro rata among such Investors on the basis of the percentage of the Registrable Securities then-owned by such Investors; (iii) third any other securities of the Corporation that have been requested to be included in such offering; provided, however, that if the Corporation has, prior to the date of this Agreement, entered into an agreement with respect to its securities that is inconsistent with the order of priority contemplated hereby, then it shall apply the order of priority in such conflicting agreement to the extent that it would otherwise result in a breach under such agreement. Investors may, prior to the earlier of the (a) effectiveness of the registration statement and (b) the time at which the offering price or underwriter’s discount is determined with the managing underwriter or underwriters, withdraw their request to be included in such registration pursuant to this Section 1.8; provided, that such Investors shall reimburse the Corporation for the costs associated with the withdrawn request. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a registration statement filed in connection with a Piggyback Registration Statement at any time prior to the effectiveness of such registration statement (or any related underwritten offering prior to the pricing thereof).

Section 1.9 Demand Registration. At any time following the Initial Filing Deadline, to the extent that the Corporation has not previously filed and is not then eligible to file a Resale Shelf Registration Statement, any Investors may request in writing that all or part of the Registrable Securities held by them shall be registered under the Securities Act (a “Demand Registration”). Upon receipt of such request, the Corporation shall effect the registration of all such or such part of Registrable Securities as soon as practicable; provided that (i) the Corporation shall not be required to effect any registration under this Section 1.9 within a period of ninety (90) days following the effective date of a previous registration for which the requesting Investors were included or had an opportunity to participate, and (ii) this provision shall not apply if a Resale Shelf Registration Statement, as applicable, has been filed pursuant to Section 1.1 and is effective and available for use. The Corporation shall not be required to effect (x) more than one (1) registration per any twelve month period under this Section 1.9 requested by any Investor or Investors; or (y) any offering the reasonably anticipated gross proceeds of which shall be less than $50,000,000. The one or more requesting Investors may elect to withdraw from any offering pursuant to this Section 1.9 by giving written notice to the

Corporation and the underwriter(s) of its request to withdraw prior to the effectiveness of the registration statement filed with the SEC with respect to such Demand Registration. If one or more requesting Investors withdraws from a proposed offering relating to a Demand Registration, then such withdrawing requesting Investors shall reimburse the Corporation for the costs associated with the withdrawn Demand Registration (in which case such registration shall not count as a Demand Registration provided for in this Section 1.9) or such withdrawn registration shall count as a Demand Registration provided for in this Section 1.9. Notwithstanding any other provision of this Section 1.9, if the managing underwriter advises the requesting Investor or requesting Investors, as applicable, in writing that marketing factors require a limitation on the dollar amount or the number of shares to be underwritten, then the amount of Registrable Securities proposed to be registered shall be reduced appropriately; provided that in any event all Registrable Securities held by the requesting Investors and which are requested to be included must be included in such registration prior to any other shares of the Corporation, including shares held by persons other than the requesting Investors. The Corporation shall not register securities for sale for its own account in any registration requested pursuant to this Section 1.9 unless permitted to do so by the written consent of the requesting Investor or requesting Investors, as applicable.

Section 1.10 Rule 415; Removal. If at any time the SEC takes the position that the offering of some or all of the Registrable Securities in a registration statement on Form S-3 filed pursuant to Section 1.1, 1.3 or 1.9, is not eligible to be made on a delayed or continuous basis under the provisions of Rule 415 under the Securities Act (provided, however, the Corporation shall be obligated to use diligent efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with (i) any publicly-available written or oral guidance of the SEC staff, or any comments, requirements or requests of the SEC staff and (ii) the Securities Act) or requires an Investor to be named as an “underwriter,” the Corporation shall (i) promptly notify each holder of Registrable Securities thereof (or in the case of the SEC requiring an Investor to be named as an “underwriter,” the Investors) and (ii) use reasonable best efforts to persuade the SEC that the offering contemplated by such Registration Statement is a valid secondary offering and not an offering “by or on behalf of the issuer” as defined in Rule 415 and that none of the Investors is an “underwriter.” The Investors shall have the right to select one legal counsel designated by the holders of a majority of the Registrable Securities subject to such registration statement to review and oversee any registration or matters pursuant to this Section 1.10, including participation in any meetings or discussions with the SEC regarding the SEC’s position and to comment on any written submission made to the SEC with respect thereto. No such written submission with respect to this matter shall be made to the SEC to which the applicable Investors’ counsel reasonably objects. In the event that, despite the Corporation’s reasonable best efforts and compliance with the terms of this Section 1.10, the SEC refuses to alter its position, the Corporation shall (i) remove from such registration statement such portion of the Registrable Securities (the “Removed Shares”) and/or (ii) agree to such restrictions and limitations on the registration and resale of the Registrable Securities as the SEC may require to assure the Corporation’s compliance with the requirements of Rule 415; provided, however, that the Corporation shall not agree to name any Investor as an “underwriter” in such registration statement without the prior written consent of such Investor. In the event of a share removal pursuant to this Section 1.10, the Corporation shall give the applicable Investors at least five (5) Business Days’ prior written notice along with the calculations as to such Investor’s allotment. Any shares to be removed pursuant to Rule 415 shall be removed in the following order: (i) first, securities proposed to be sold by the Corporation for its own account or, if for the account of a stockholder other than an Investor, the securities to be sold by such stockholder (or such other allocation between Corporation and stockholder securities as may be provided in the agreement with such stockholder), and (ii) second, securities of the Investors, allocated among the Investors on a pro rata basis based on the aggregate amount of Registrable Securities held by the Investors. In the event of a share removal of the Investors pursuant to this Section 1.10, the Corporation shall promptly register the resale of any Removed Shares pursuant to Section 1.3 hereof and in no event shall the filing of such registration statement on Form S-1 or subsequent registration statement on Form S-3 filed pursuant to the terms of Section 1.3 be counted as a Demand Registration hereunder. Following the effectiveness of the Registration Statement registering all the Registrable Securities other than the Removed Shares, and until such time as the Corporation has registered all of the Removed Shares for resale pursuant to Rule 415 on an effective registration statement, the Corporation shall not be able to defer the filing of a registration statement pursuant to Section 2.2 hereof.

ARTICLE II

Additional Provisions Regarding Registration Rights

Section 2.1 Registration Procedures. Subject to the other applicable provisions of this Agreement (including Section 2.2), in the case of each registration of Registrable Securities effected by the Corporation pursuant to Article I, the Corporation shall:

(a) use reasonable best efforts to prepare and file with the SEC, on or prior to the Initial Filing Deadline, a registration statement with respect to such securities and use reasonable best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby or as otherwise specified in this Agreement, in accordance with the applicable provisions of this Agreement;

(b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to keep such registration statement effective for the period specified in paragraph (a) above and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement in accordance with the Investors’ intended method of resale set forth in such registration statement for such period;

(c) furnish to the legal counsel for the Investors who are including Registrable Securities in such registration (the “Selling Stockholders”) copies of the registration statement and the prospectus included therein (including each preliminary prospectus but excluding copies of any exhibits to, or documents incorporated by reference in, such registration statement or any prospectus) proposed to be filed and provide such legal counsel a reasonable opportunity to review and comment on such registration statement;

(d) if requested by the managing underwriter or underwriters, if any, or the Selling Stockholders, include in any prospectus supplement or post-effective amendment such information as the managing underwriter or underwriters, if any, or the Selling Stockholders may reasonably request in order to permit the intended method of resale of such securities and use reasonable best efforts to make any required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after the Corporation has received such request;

(e) in the event that the Registrable Securities are being offered in an Underwritten Offering, furnish to the Selling Stockholders participating in such Underwritten Offering and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus and final prospectus (in each case, not including copies of exhibits thereto or documents incorporated by reference therein) as the Selling Stockholders or such underwriters may reasonably request in order to facilitate such Underwritten Offering;

(f) notify the Selling Stockholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act or of the Corporation’s discovery of the occurrence of any event as a result of which the prospectus included in such registration statement, as then in effect, includes a Misstatement, and, subject to Section 2.2, at the request of the Selling Stockholders, prepare promptly and furnish to the Selling Stockholders a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include a Misstatement;

(g) use reasonable best efforts to register and qualify (or exempt from such registration or qualification) the securities covered by such registration statement under such other securities or “blue sky” laws of such jurisdictions within the United States as shall be reasonably requested in writing by the Selling Stockholders; provided, however, that the Corporation shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdictions where it would not otherwise be required to qualify but for this subsection, (ii) take any action that would subject it to general service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdictions;

(h) in the event that the Registrable Securities are being offered in an Underwritten Public Offering, enter into an underwriting agreement, on terms reasonably acceptable to the Corporation, in accordance with the applicable provisions of this Agreement;

(i) in connection with an Underwritten Offering, cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by such offering (including customary assistance with “road shows” or other similar marketing efforts);

(j) in connection with an Underwritten Offering, furnish, or use reasonable best efforts to cause to be furnished, at the Corporation’s expense, and to the extent required by and in accordance with (and subject to the satisfaction of the other conditions set forth in) the applicable underwriting agreement, (a) on the date that such Registrable Securities are delivered to the underwriters for sale (the “Delivery Date”), (i) an opinion, dated the Delivery Date, of legal counsel for the Corporation, in form and substance as is customarily given to underwriters in an Underwritten Offering, addressed to the underwriters (or their representative),

(ii) a “negative assurance letter”, dated the Delivery Date, of legal counsel for the Corporation, in form and substance as is customarily given to underwriters in an Underwritten Offering, addressed to the underwriters (or their representative), (b) on the pricing date for such Underwriting Offering, a “cold comfort” letter, dated as of such pricing date, from the independent certified public accountants of the Corporation and a customary bring down of such letter as of the Delivery Date, in form and substance as is customarily given by independent certified public accountants to underwriters (or their representative) in an Underwritten Offering, addressed to the underwriters (or their representative), and (c) cause such authorized officers of the Corporation to execute customary certificates as may be reasonably requested by any underwriter or selling stockholder(s) of such Registrable Securities;

(k) use reasonable best efforts to list the Registrable Securities (other than the Preferred Stock) covered by such registration statement with any securities exchange on which the Common Stock is then listed;

(l) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

(m) promptly make available for inspection by any Selling Stockholders, any underwriter participating in any Underwritten Offering pursuant to any registration statement hereunder, and any attorney, accountant or other agent or representative retained by any such Selling Stockholder or underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Corporation (collectively, the “Records”), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Corporation’s officers, directors and employees to supply all information and participate, upon reasonable prior written notice and during regular business hours, in customary due diligence sessions, in each case, reasonably requested by any such Inspector in connection with such registration statement; provided, however, that, unless the disclosure of such Records is necessary to avoid or correct a misstatement or omission in the registration statement or the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction, the Corporation shall not be required to provide any information under this subparagraph (m) if (i) the Corporation believes, after consultation with counsel for the Corporation, that to do so would cause the Corporation to forfeit an attorney-client privilege that was applicable to such information or (ii) if either (A) the Corporation has requested and been granted from the SEC confidential treatment of such information contained in any filing with the SEC or documents provided supplementally or otherwise or (B) the Corporation reasonably determines in good faith that such Records are confidential and so notifies the Inspectors in writing unless prior to furnishing any such information with respect to (i) or (ii) such Selling Stockholder requesting such information agrees, and causes each of its Inspectors, to enter into a confidentiality agreement on terms reasonably acceptable to the Corporation; and provided, further, that each Selling Stockholder agrees that it and its Affiliates will not use, and will restrict the other Selling Stockholders from using, any information obtained pursuant to this clause (m) for any purpose other than the Underwritten Offering, and will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Corporation and allow the Corporation, at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed confidential;

(n) cooperate with the Selling Stockholders and each underwriter or agent participating in the disposition of Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA, including the use of reasonable best efforts to obtain (if required) FINRA’s pre-clearance or pre-approval of the registration statement and applicable prospectus upon filing with the SEC; and

(o) promptly notify the Selling Stockholders (i) when the prospectus or any prospectus supplement or post-effective amendment related to the registration of the Corporation’s Common Stock has been filed and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus or to amend or to supplement such prospectus or for additional information related to the so-registered Common Stock, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for such purpose or (iv) of the receipt by the Corporation of written notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose.

Section 2.2 Suspension. The Corporation shall be entitled, as set forth below, to (x) defer any registration of such Registrable Securities and shall have the right not to file and not to cause the effectiveness of any registration covering such Registrable Securities, (y) suspend the use of any prospectus and registration statement covering such Registrable Securities, and (z) require the Investors to suspend any offerings or sales of such Registrable Securities pursuant to a registration statement, if the Corporation provides notice (without notice of the nature or details of such events) to the Investors that it has determined that such registration or offering would (i) require the Corporation to make an Adverse Disclosure, (ii) of the happening of any event described in Section 2.1(f), Section 2.1(o)(ii) or Section 2.1(o)(iii) or (iii) that is has determined that a Blackout Event has occurred (a “Suspension”). The Corporation shall be entitled to a Suspension on no more than two occasions in any calendar year and for not more than 45 consecutive days or for a total not to exceed 90 days in any calendar year. If the Corporation defers any registration of Registrable Securities in response to an Underwritten Offering Notice, or requires the Investors to suspend any Underwritten Offering, the Investors shall be entitled to withdraw such Underwritten Offering Notice and if they do so, such request shall not be treated for any purpose as the delivery of an Underwritten Offering Notice pursuant to Section 1.6.

Section 2.3 Expenses of Registration. All Registration Expenses incurred in connection with any registration shall be borne by the Corporation, provided, for the avoidance of doubt, that each Investor participating in an offering shall pay all applicable underwriting discounts and commissions, brokers’ commissions, stamp duty and stock transfer taxes and similar costs, if any, on the Registrable Securities sold by such Investor and the fees and expenses of any counsel to the Investors (other than such fees and expenses of any counsel to the Investors or otherwise, in each case expressly included in Registration Expenses).

Section 2.4 Information by Investors. The Investor or Investors included in any registration shall furnish to the Corporation such information regarding such Investor or Investors and their Affiliates, the Registrable Securities held by them and the distribution proposed by such Investor or Investors and their Affiliates as the Corporation may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. It is understood and agreed that the obligations of the Corporation under Article I are conditioned on the timely provisions of the foregoing information by such Investor or Investors and, without limitation of the foregoing, will be conditioned on compliance by such Investor or Investors with the following:

(a) such Investor or Investors will, and will cause their respective Affiliates to, cooperate with the Corporation in connection with the preparation of the applicable registration statement and prospectus and, for so long as the Corporation is obligated to keep such registration statement effective, such Investor or Investors will and will cause their respective Affiliates to, provide to the Corporation, in writing and in a timely manner, for use in such registration statement (and expressly identified in writing as such), all information regarding themselves and their respective Affiliates and such other information as may be required by applicable law to enable the Corporation to prepare or amend such registration statement, any related prospectus and any other documents related to such offering covering the applicable Registrable Securities owned by such Investor or Investors and to maintain the currency and effectiveness thereof;

(b) during such time as such Investor or Investors and their respective Affiliates may be engaged in a distribution of the Registrable Securities, such Investor or Investors will, and they will cause their Affiliates to, comply with all laws applicable to such distribution, including Regulation M promulgated under the Exchange Act, and, to the extent required by such laws, will, and will cause their Affiliates to, among other things (i) not engage in any stabilization activity in connection with the securities of the Corporation in contravention of such laws; (ii) distribute the Registrable Securities acquired by them solely in the manner described in the applicable registration statement and (iii) if required by applicable law, cause to be furnished to each agent or broker-dealer to or through whom such Registrable Securities may be offered, or to the offeree if an offer is made directly by such Investor or Investors or their respective Affiliates, such copies of the applicable prospectus (as amended and supplemented to such date) and documents incorporated by reference therein as may be required by such agent, broker-dealer or offeree;

(c) such Investor or Investors shall, and they shall cause their respective Affiliates to, (i) permit the Corporation and its representatives to examine such documents and records and will supply in a timely manner any information as they may be reasonably requested to provide in connection with the offering or other distribution of Registrable Securities by such Investor or Investors and (ii) execute, deliver and perform under any agreements and instruments reasonably requested by the Corporation or its representatives to effectuate such registered offering, including opinions of counsel and questionnaires; and

(d) on receipt of any notice from the Corporation of the occurrence of any of the events specified in Section 2.1(f), clauses (ii) or (iii) of Section 2.1(o) or Section 2.2, or that otherwise requires the suspension by such Investor or Investors and their respective Affiliates of the offering, sale or distribution of any of the Registrable Securities owned by such Investor or Investors, such Investors shall, and they shall cause their respective Affiliates to, cease offering, selling or distributing the Registrable Securities owned by such Investor or Investors until the offering, sale and distribution of the Registrable Securities owned by such Investor or Investors may recommence in accordance with the terms hereof and applicable law.

Section 2.5 Rule 144 Reporting. With a view to making available the benefits of Rule 144 to the Investors, the Corporation agrees that, for so long as an Investor owns Registrable Securities, the Corporation will use its reasonable best efforts to: (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the date of this Agreement and (b) so long as an Investor owns Registrable Securities, upon request, furnish to the Investor in writing a statement by the Corporation as to its compliance with the reporting requirements of the Exchange Act.

Section 2.6 Holdback Agreement. If (i) prior to the Initial Filing Deadline, (ii) during the Effectiveness Period or (iii) from the time a Demand Registration is requested until such time as there are no longer any Registrable Securities, as applicable, the Corporation files a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase or similar plan or pursuant to a merger, exchange offer or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to an Underwritten Offering of Common Stock or securities convertible into, or exchangeable or exercisable for, such securities or otherwise informs the Investors that it intends to conduct such an offering utilizing an effective registration statement or a Rule 144A and/or Regulation S offering, the Investors shall, if requested by the managing underwriter or underwriters, enter into a customary “lock-up” agreement relating to the sale, offering or distribution of Registrable Securities, in the form reasonably requested by the managing underwriter or underwriters (in each case on substantially the same terms and conditions as all other stockholders who execute such customary “lock-up” agreements with respect to the Common Stock or securities convertible into, or exchangeable or exercisable for, such securities), covering the period commencing on the date of the prospectus or other offering document pursuant to which such offering may be made and continuing until no more than 60 days from the date of such prospectus or other offering document, or such shorter period as shall be required by any director, executive officer or other stockholder who is required to execute a “lock-up” agreement (a “Lock-Up Period”); provided that such obligation shall only apply where (i) all “Section 16” executive officers, directors and other stockholders of the Corporation party hereto or to other agreements with the Corporation containing corresponding requirements are similarly bound and (ii) the terms of the Investors’ lock-up are no more restrictive than the terms of the lock-ups applicable to any other stockholder who has registration rights with respect to the Common Stock or securities convertible into, or exchangeable or exercisable for, such securities that has executed such a lockup (and, if the Corporation agrees to waive any such lockup for any such other stockholder, the Corporation shall also waive the Investors’ lockup to the same extent).

Section 2.7 Future Registration Rights. Following the date hereof, the Corporation shall not grant any shelf, demand or piggyback registration rights that are senior to, or pari passu with (with respect to priority on underwriting cutbacks) or otherwise conflict with the rights granted to the Investors hereunder to any stockholder or any other Person without the prior written consent of the Investors holding a majority of Registrable Securities.

ARTICLE III

Indemnification

Section 3.1 Indemnification by Corporation. To the fullest extent permitted by applicable law, the Corporation will, with respect to any Registrable Securities covered by a registration statement or prospectus, indemnify and hold harmless each Selling Stockholder and, if a Selling Stockholder is a person other than an individual, such Selling Stockholder’s officers, directors, employees, agents, representatives and Affiliates, and each Person, if any, that controls a Selling Stockholder within the meaning of Section 15 of the Securities Act, and each underwriter thereof, if any, and each Person who controls any such underwriter within the meaning of Section 15 of the Securities Act (collectively, the “Corporation Indemnified Parties”), from and against any and all expenses, claims, losses, damages, costs (including costs of preparation and reasonable attorney’s fees and any legal or other fees or expenses actually incurred by such party in connection with any investigation or proceeding), judgments, fines, penalties, charges, amounts paid in settlement and other liabilities, joint or several, (or actions in respect thereof) (collectively, “Losses”) to the extent caused by, resulting from, arising out of or based on a Misstatement or alleged Misstatement, or any violation by the Corporation of the Securities Act, the Exchange Act, any state securities law or any rules or regulations thereunder applicable to the Corporation and (without limiting the preceding portions of this Section 3.1), the Corporation will reimburse each of the Corporation Indemnified Parties for any reasonable and documented out-of-pocket legal expenses and any other reasonable and documented out-of-pocket expenses actually incurred in connection with investigating, defending or, subject to the last sentence of this Section 3.1, settling any such Losses or action, as such expenses are incurred; provided that the Corporation’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Corporation (which consent shall not be unreasonably withheld or delayed), nor shall the Corporation be liable to an Investor in any such case for any such Losses or action to the extent that it arises out of or is based upon a violation or alleged violation of any state or federal law (including any claim arising out of or based on any Misstatement or alleged Misstatement) which occurs in reliance upon and in conformity with written information regarding such Investor furnished to the Corporation by such Investor expressly for use in connection with such registration by any such Investor.

Section 3.2 [Reserved].

Section 3.3 Notification. If any Person shall be entitled to indemnification under this Article III (each, an “Indemnified Party”), such Indemnified Party shall give prompt notice to the party required to provide indemnification (each, an “Indemnifying Party”) of any claim or of the commencement of any proceeding as to which indemnity is sought. The Indemnifying Party shall have the right, exercisable by giving written notice to the Indemnified Party as promptly as is reasonably practicable after the receipt of written notice from such Indemnified Party of such claim or proceeding, to assume, at the Indemnifying Party’s expense, the defense of any such claim or litigation, with counsel reasonably satisfactory to the Indemnified Party and, after notice from the Indemnifying Party to such Indemnified Party of its election to assume the defense thereof, the Indemnifying Party will not (so long as it shall continue to have the right to defend, contest, litigate and settle the matter in question in accordance with this paragraph) be liable to such Indemnified Party hereunder for any legal expenses and other expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; provided, however, that an Indemnified Party shall have the right to employ separate counsel in any such claim or litigation, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless the Indemnifying Party shall have failed within a reasonable period of time to assume such defense and the Indemnified Party is or would reasonably be expected to be materially prejudiced by such delay, in which case the fees and expenses of one separate counsel will be at the Indemnifying Party’s expense. The failure of any Indemnified Party to give notice as provided herein shall relieve an Indemnifying Party of its obligations under this Article III only to the extent that the failure to give such notice is materially prejudicial or harmful to such Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the prior written consent of each Indemnified Party (which consent shall not be unreasonably withheld or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. The indemnity agreements contained in this Article III shall not apply to amounts paid in settlement of any claim, loss, damage, liability or action if such settlement is effected without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld or delayed. The indemnification set forth in this Article III shall be in addition to any other indemnification rights or agreements that an Indemnified Party may have. An Indemnifying Party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such Indemnifying Party with respect to such claim, unless in the reasonable judgment of any Indemnified Party a conflict of interest may exist between such Indemnified Party and any other Indemnified Parties with respect to such claim.

Section 3.4 Contribution. If the indemnification provided for in this Article III is held by a court of competent jurisdiction to be unavailable to an Indemnified Party, other than pursuant to its terms, with respect to any Losses or action referred to therein, then, subject to the limitations contained in this Article III, the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses or action in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other, in connection with the actions, statements or omissions that resulted in such Losses or action, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any Misstatement or alleged Misstatement, has been made (or omitted) by, or relates to information supplied by such Indemnifying Party or such Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The Corporation and the Investors agree that it would not be just and equitable if contribution pursuant to this Section 3.4 was determined solely upon pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding sentence of this Section 3.4. Notwithstanding the foregoing, the amount any Investor will be obligated to contribute pursuant to this Section 3.4 will be limited to an amount equal to the net proceeds received by such Investor in respect of the Registrable Securities sold pursuant to the registration statement which gives rise to such obligation to contribute. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 3.5 Survival. The indemnification provided for under this Article III shall survive the sale or other transfer of the Registrable Securities and the termination of this Agreement.

ARTICLE IV

Transfer, Assumption and Termination of Registration Rights

Section 4.1 Transfer of Registration Rights. The rights under this Agreement shall not be transferred or assigned without the prior written consent of the Corporation. To the extent the Corporation consents to such transfer or assignment, the transferee or assignee must agree in writing to be bound by, and subject to, this Agreement as an Investor.

Section 4.2 Termination of Registration Rights. The rights of any particular Investor to cause the Corporation to register securities under Article I shall terminate with respect to such Investor upon the date upon which such Investor no longer holds any Registrable Securities. This Agreement shall terminate on the date on which all shares of Common Stock issuable (or actually issued) upon conversion of the Preferred Stock and exercise of the Warrant cease to be Registrable Securities.

ARTICLE V

Miscellaneous

Section 5.1 Governing Law. This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and construed and interpreted in accordance with, the federal law of the United States. To the extent that federal law does not specify the appropriate rule of decision for a particular matter at issue, it is the intention and agreement of the Parties that the law of the State of Delaware (without giving effect to its conflict of laws principles) shall be adopted as the governing rule of decision.

Section 5.2 Jurisdiction.

(a) By execution and delivery of this Agreement, the Corporation irrevocably and unconditionally:

(i) submits for itself and its property in any legal action or proceeding against it arising out of or in connection with this Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of (i) the courts of the United States for the District of Columbia; (ii) any other federal court of competent jurisdiction in any other jurisdiction where it or any of its property may be found; (iii) the courts of Washington, D.C.; and (iv) appellate courts from any of the foregoing;

(ii) consents that any such action or proceeding may be brought in or removed to such courts, and waives any objection, or right to stay or dismiss any action or proceeding, that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

(iii) agrees that, subject to any and all rights of appeal provided by applicable law, judgment against it in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment or otherwise as provided by law, a certified or exemplified copy of which judgment shall be conclusive evidence of the fact and amount of the Corporation’s obligation.

(b) By execution and delivery of this Agreement, DOD, to the maximum extent permitted by law, irrevocably and unconditionally acknowledges that this Agreement is an express contract within the meaning of 28 U.S.C. § 1491(a), and submits for itself in any claim arising from, related to, or in connection with this Agreement to the jurisdiction of (A) the U.S. Court of Federal Claims; (B) any other federal court or tribunal of competent jurisdiction; and (C) appellate courts from any of the foregoing.

Section 5.3 WAIVER OF JURY TRIAL. THE PARTIES EACH HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AGREEMENT OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES IN RESPECT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES TO THIS AGREEMENT EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THE PARTIES TO THIS AGREEMENT MAY FILE A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 5.4 Specific Performance. The Company acknowledges that the rights of DOD hereunder are unique and recognizes and affirms that in the event of a breach of this Agreement by the Company, money damages are inadequate and DOD would have no adequate remedy at Law. It is accordingly agreed that DOD shall be entitled to (and the Company shall not oppose on the basis that injunctive relief or specific performance is not available due to availability of an adequate remedy at law) an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement, without the necessity of showing any actual damages or that monetary damages would not afford an adequate remedy, and without the necessity of posting any bond or other security, this being in addition to any other remedy to which it is entitled at law or in equity.

Section 5.5 Expenses. Except as otherwise expressly provided in this Agreement or any other Transaction Document (as defined in the Transaction Agreement), each Party will bear its respective expenses incurred in connection with the preparation, execution and performance of this Agreement.

Section 5.6 Amendment. Subject to compliance with applicable law, this Agreement may be amended or supplemented in any and all respects by written agreement of the Corporation and Investors holding a majority of the Registrable Securities, which shall include the Initial Investor if the Initial Investor then holds Registrable Securities.

Section 5.7 Notices. All notices, consents, waivers and other communications under this Agreement must be in writing and will be deemed given to a Party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid), (ii) sent by e-mail or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the following addresses or e-mail addresses and marked to the attention of the individual (by name or title) designated below (or to such other address, e-mail address or individual as a Party may designate by notice to the other Party):

if to DOD:

United States Department of Defense

1000 Defense Pentagon, Washington, DC 20301-1000

Attention: [***]

E-mail: [***]

Office of the Deputy Secretary of Defense

E-mail: [***]

with a simultaneous copy (which will not constitute notice) to:

Schulte Roth & Zabel LLP

Address: 919 Third Avenue, New York, NY 10022

Attention: Alan S. Waldenberg

   Robert B. Loper

   Stuart D. Freedman

E-mail: alan.waldenberg@srz.com

   robert.loper@srz.com

   stuart.freedman@srz.com

and

McDermott Will & Emery LLP

Address: 444 West Lake Street, Suite 4000, Chicago, IL 60606

Attention: Robert Clagg

E-mail: Rclagg@mwe.com

if to the Corporation:

MP Materials Corp.

Address: 1700 S Pavilion Center Drive, Suite 800, Las Vegas, NV 89135

Attention: Elliot Hoops, General Counsel and Secretary

E-mail: [***]

with a simultaneous copy (which will not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

Address: One Manhattan West, New York, NY 10001

Attention: Stephen F. Arcano

   Neil P. Stronski

   Dohyun Kim

   Samuel J. Cammer

E-mail: stephen.arcano@skadden.com

   neil.stronski@skadden.com

   dohyun.kim@skadden.com

   samuel.cammer@skadden.com

Section 5.8 Waiver. The rights and remedies of the Parties are cumulative and not alternative. Neither any failure nor any delay by any Party in exercising any right, power or privilege under this Agreement or any of the documents referred to in this Agreement will operate as a waiver of such right, power or privilege, and no single or partial exercise of any such right, power or privilege will preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. To the maximum extent permitted by applicable law, (i) no claim or right arising out of this Agreement or any of the documents referred to in this Agreement can be discharged by one Party, in whole or in part, by a waiver or renunciation of the claim or right unless in a written document signed by the other Party, (ii) no waiver that may be given by a Party will be applicable except in the specific instance for which it is given and (iii) no notice to or demand on one Party will be deemed to be a waiver of any obligation of that Party or of the right of the Party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 5.9 No Third-Party Beneficiaries. Except as expressly stated herein, nothing expressed or referred to in this Agreement will be construed to give any Person, other than the Parties, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement except such rights as may inure to a successor or permitted assignee.

Section 5.10 Further Action. Upon the request of any Party to this Agreement, and subject to the terms and conditions hereof, the other Party will (i) furnish to the requesting Party any additional information, (ii) execute and deliver, at its own expense, any other documents reasonably acceptable to such Party, and (iii) take any other actions as the requesting Party may reasonably require to more effectively carry out the intent of this Agreement.

Section 5.11 Severability. If any term, covenant, condition or provision of this Agreement or any other Transaction Document (as defined in the Transaction Agreement) or the application thereof to any Person or circumstance shall, at any time or to any extent, be invalid or unenforceable, the remainder of this Agreement or such other Transaction Documents (as applicable), or the application of such term or provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant, condition and provision of this Agreement or such other Transaction Documents (as applicable) shall be valid and be enforced to the fullest extent permitted by applicable law.

Section 5.12 Entire Agreement. This Agreement (along with the other Transaction Documents and the other documents delivered contemporaneously with or pursuant to this Agreement and the other Transaction Documents) constitutes a complete and exclusive statement of the terms of the agreement between the Parties with respect to its subject matter. This Agreement and the other Transaction Documents may not be amended, supplemented or otherwise modified except in a written document executed by the Party against whose interest the modification will operate.

Section 5.13 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which, together, shall constitute one and the same instrument. Facsimile or electronic signatures may be used in place of original signatures on this Agreement. The Parties intend to be bound by the signatures on any facsimile or electronic document, and hereby waive any defenses to the enforcement of the terms of this Agreement based on the use of a facsimile or electronic signature.

Section 5.14 Construction. For purposes of this Agreement, unless otherwise expressly specified herein, the words “hereof”, “herein”, “hereunder” and words of similar import will refer to this Agreement as a whole and not to any particular section or subsection of this Agreement, and reference to a particular section of this Agreement will include all subsections thereof. The word “including” means including without limitation. Definitions will be equally applicable to both the singular and plural forms of the terms defined, and references to the masculine, feminine or neuter gender will include each other gender. All references in this Agreement to any Section, Exhibit or Schedule will, unless otherwise specified, be deemed to be a reference to a Section, Exhibit or Schedule of or to this Agreement, in each case as such may be amended in accordance herewith, all of which are made a part of this Agreement. Unless the context clearly requires otherwise, when used herein “or” shall not be exclusive (i.e., “or” shall mean “and/or”). Any reference herein to “$” or “dollars” means United States dollars.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first above written.

COMPANY:

MP MATERIALS CORP.

By:
Name: Elliot D. Hoops
Title: General Counsel and Secretary

[Signature Page To Registration Rights Agreement]

INITIAL INVESTOR:

UNITED STATES DEPARTMENT OF DEFENSE

By:
Name: Honorable Pete Hegseth
Title: Secretary of Defense

By:
Name: Stephen A. Feinberg
Title: Deputy Secretary of Defense

[Signature Page To Registration Rights Agreement]

EXHIBIT A

DEFINED TERMS

The following capitalized terms have the meanings indicated:

“Adverse Disclosure” means public disclosure of material non-public information that, in the good faith judgment of the Corporation (after consultation with counsel to the Corporation): (i) would be required to be made so that any registration statement or prospectus would not contain any Misstatement; (ii) would not be required to be made at such time but for the filing, effectiveness or continued use of any registration statement or prospectus; and (iii) the Corporation has a bona fide business purpose for not disclosing publicly.

“Affiliates” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person at any time during the period for which the determination of affiliation is being made. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to elect a majority of the board of directors (or other governing body) or to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

“Blackout Event” means: (a) a determination by the Company that such registration or offering: (i) would be detrimental to the Company or its security holders for such registration or offering to be effected at such time or would materially interfere with any financing, other offering, acquisition, disposition, reorganization, merger or other transaction involving the Company or any of its subsidiaries; (ii) would render the Company unable to comply with applicable securities laws, including in the event that the Company would be required to file any financial statements or other information with the SEC that is not at such time available; or (iii) would be during any of the Company’s recurring quarterly earnings blackout periods, determined in accordance with the Company’s insider trading or similar policy, or any other applicable blackout period in which the Company is restricted from offering or selling securities; (b) during the period starting with the date forty-five (45) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date ninety (90) days after the effective date of, a registration initiated by the Company and provided that the Company has delivered written notice to the Investors prior to receipt of a Demand Registration pursuant to Section 1.9 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable registration statement to become effective; or (c) the Investors have requested an Underwritten Offering and the Company and the requesting Investors are unable to obtain the commitment of underwriters to firmly underwrite the offer.

“Board” means the Board of Directors of the Corporation.

“Business Day” means any day that is not a Saturday, Sunday or other day on which banks are required or authorized by law to be closed in the State of New York.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Common Stock” means all shares currently or hereafter existing of the Corporation’s common stock, par value $0.0001 per share.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Governmental Authority” means any (a) nation or government, state, commonwealth, province, territory, county, municipality, district, or other jurisdiction of any nature, or any political subdivision thereof, (b) federal, state, local, municipal, foreign, or other government, or (c) governmental or quasi-governmental authority of any nature (including any relevant domestic, foreign, multinational or international body, governmental division, department, agency, board, bureau, commission, instrumentality, official, organization, regulatory body, or other entity and any court, arbitrator, or other tribunal) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any executive official thereof.

“Misstatement” shall mean an untrue statement of a material fact stated in a registration statement, preliminary prospectus, free writing prospectus, press release or prospectus supplement, in each case, related to such registration statement, or any amendment or supplement thereto, or an omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

“Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or a Governmental Authority or any department, agency or political subdivision thereof.

“register”, “registered” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement or the automatic effectiveness of such registration statement, as applicable.

“Registration Expenses” means all reasonable fees and expenses incurred by the Corporation in the performance of or compliance with this Agreement, including all registration, qualification, listing and filing fees, printing expenses (including expenses of preparing certificates (if any) for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is reasonably requested by the managing underwriters or by the Investors), escrow fees, fees and disbursements of counsel and accountants of the Corporation, fees and expenses in connection with complying with state securities or “blue sky” laws including any reasonable fees and disbursements of counsel for the underwriters that are required to be paid by the Corporation pursuant to the applicable underwriting agreement in connection with blue sky qualifications of the Registrable Securities, SEC filing fees, FINRA fees, fees of the listing exchange, fees and expenses of transfer agents and registrars, transfer taxes, all reasonable fees and disbursements of underwriters (other than those described in Section 2.3) that are required to be paid by the Corporation pursuant to the applicable underwriting agreement and fees and expenses of one outside legal counsel for the Investors retained in connection with each registration contemplated hereby.

“Registrable Securities” means, as of any date of determination, any shares of Common Stock issued or issuable pursuant to the conversion of any Preferred Stock or exercise of the Warrant (without regard to any limitations on conversion of the Preferred Stock or exercise of the Warrants), and any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, distribution, recapitalization, merger, exchange, replacement or similar event or otherwise. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) such securities are sold, transferred, disposed of or exchanged pursuant to an effective registration statement or Rule 144 (or any similar provisions then in force), in each case, under the Securities Act, (ii) such securities shall have ceased to be outstanding or are repurchased by the Corporation or any subsidiary of the Corporation, (iii) such securities have been transferred in a transaction in which the Investor’s rights under this Agreement are not assigned to the transferee of the securities or (iv) such securities are eligible to be sold without restriction, including any volume or manner-of-sale limitations, and without the requirement for the Corporation to be in compliance with the current public information requirement, in accordance with Rule 144 (or any similar provisions then in force) under the Securities Act.

“Rule 144” means Rule 144 promulgated under the Securities Act and any successor provision.

“Rule 462(e)” means Rule 462(e) promulgated under the Securities Act and any successor provision.

“SEC” means the U.S. Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and any successor statute thereto, and the rules and regulations of the SEC promulgated thereunder.

“Shelf Registration Statement” means the Resale Shelf Registration Statement or a Subsequent Shelf Registration Statement, as applicable.

2. The following terms are defined in the Sections of the Agreement indicated:

INDEX OF TERMS

Term	Section
Agreement	Preamble
Corporation	Preamble
Corporation Indemnified Parties	Section 3.1
Delivery Date	Section 2.1(j)
Demand Registration	Section 1.9
Effectiveness Period	Section 1.2
Indemnified Party	Section 3.3

Term	Section
Indemnifying Party	Section 3.3
Interruption Period	Section 2.1(o)
Subscription Agreement	Recitals
Investors	Preamble
Losses	Section 3.1
Piggyback Notice	Section 1.8(a)
Piggyback Registration Statement	Section 1.8(a)
Piggyback Request	Section 1.8(a)
Preferred Stock	Recitals
Resale Shelf Registration Statement	Section 1.1
Shelf Offering	Section 1.7
Subsequent Investor Notice	Section 1.5
Subsequent Shelf Registration Statement	Section 1.3
Take-Down Notice	Section 1.7
Underwritten Offering	Section 1.6
Underwritten Offering Notice	Section 1.6